 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2014
Amarillo Biosciences, Inc.
(Exact Name of registrant as specified in its charter)

Texas	0-20791	75-1974352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4134 Business Park Drive, Amarillo, Texas 79110-4225
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (806) 376-1741

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Event.

 The Court held a hearing to consider approval of the Company’s proposed Disclosure Statement on March 27, 2014. The Court found that the Disclosure Statement contains “adequate information,” and on March 28 entered an ORDER APPROVING DEBTOR’S DISCLOSURE STATEMENT, NOTICE OF CONFIRMATION HEARING, AND SETTING DATE FOR VOTING AND FILING OBJECTIONS TO CONFIRMATION OF DEBTOR’S PLAN. The Debtor’s Plan of Reorganization, Disclosure Statement, the aforesaid Order, and all other court filings can be viewed online (see http://www.upshotservices.com/amarillobiosciences under “court docket”). The hearing on confirmation of Debtor’s Plan of Reorganization was set for May 20, 2014 at 1:00 p.m.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMARILLO BIOSCIENCES, INC.
Date: April 2, 2014	By: /s/ Bernard Cohen
Bernard Cohen, Vice President and Chief Financial Officer